                           SCHEDULE 14A INFORMATION

         PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )


Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:


/ /  Preliminary Proxy Statement                        / / Confidential, for Use of the Commission
                                                            Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          CONTINUCARE CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                            CONTINUCARE CORPORATION

               100 SOUTHEAST SECOND STREET, MIAMI, FLORIDA  33131

                         ------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 2, 1996

                         ------------------------------


To the Shareholders of Continucare Corporation

         NOTICE IS HEREBY GIVEN that the 1996 Annual Meeting of Shareholders (the "Annual Meeting") of Continucare Corporation, a Florida corporation ("Continucare" or the "Company"), will be held at 10:00 a.m., local time, on Monday, December 2, 1996, at the NationsBank Tower, 19th Floor, 100 Southeast Second Street, Miami, Florida, for the following purposes:

         (1) The election of six members of the Company's Board of Directors to hold office until the Company's 1997 Annual Meeting of Shareholders or until their successors are duly elected and qualified;

         (2) The approval of the Company's Amended and Restated 1995 Stock Option Plan; and

         (3) The transaction of such other business as may properly come before the Annual Meeting and any adjournment(s) or postponement(s) thereof.

         The Board of Directors has fixed the close of business on November 18, 1996 as the record date for determining those shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment(s) or postponement(s) thereof.

         Whether or not you expect to be present, please sign, date and return the enclosed proxy card in the enclosed pre-addressed envelope as promptly as possible. No postage is required if mailed in the United States.

                                        By Order of the Board of Directors


                                        Charles M. Fernandez
                                        Chairman of the Board

Miami, Florida
November 18, 1996

THIS IS AN IMPORTANT MEETING AND ALL SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ALL SHAREHOLDERS ARE RESPECTFULLY URGED TO EXECUTE AND
RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE.   SHAREHOLDERS WHO
EXECUTE A PROXY CARD MAY NEVERTHELESS ATTEND THE MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON.

                      1996 ANNUAL MEETING OF SHAREHOLDERS
                                       OF
                            CONTINUCARE CORPORATION

                            -----------------------

                                PROXY STATEMENT

                            -----------------------

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Continucare Corporation, a Florida corporation (the "Company"), of proxies from the holders of the Company's Common Stock, par value $.0001 per share (the "Common Stock"), for use at the 1996 Annual Meeting of Shareholders of the Company to be held at 10:00 a.m., local time, on Monday, December 2, 1996, at the NationsBank Tower, 19th Floor, 100 Southeast Second Street, Miami, Florida, or at any adjournment(s) or postponement(s) thereof (the "Annual Meeting"), pursuant to the foregoing Notice of Annual Meeting of Shareholders.

         Shareholders should review the information provided herein in conjunction with the Company's 1996 Annual Report to Shareholders, which accompanies this Proxy Statement. The Company's principal executive offices are located at 100 Southeast Second Street, 36th Floor, Miami, Florida 33131 and its telephone number is (305) 350-7515.


                          INFORMATION CONCERNING PROXY

         The enclosed proxy is solicited on behalf of the Company's Board of Directors. The giving of a proxy does not preclude the right to vote in person should any shareholder giving the proxy so desire. Shareholders have an unconditional right to revoke their proxy at any time prior to the exercise thereof, either in person at the Annual Meeting or by filing with the Company's Secretary at the Company's headquarters a written revocation or duly executed proxy bearing a later date; however, no such revocation will be effective until written notice of the revocation is received by the Company at or prior to the Annual Meeting.

         The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting of Shareholders and the enclosed proxy is to be borne by the Company. In addition to the use of mail, employees of the Company may solicit proxies personally and by telephone and facsimile. The Company's employees will receive no compensation for soliciting proxies other than their regular salaries. The Company may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. The Company may reimburse such persons for their expenses in so doing.


                            PURPOSES OF THE MEETING

         At the Annual Meeting, the Company's shareholders will consider and vote upon the following matters:

         (1) The election of six members to the Company's Board of Directors to serve until the Company's 1997 Annual Meeting of Shareholders or until their successors are duly elected and qualified;

         (2) The approval of the Company's Amended and Restated 1995 Stock Option Plan; and

         (3) The transaction of such other business as may properly come before the Annual Meeting, including any adjournments or postponements thereof.

         Unless contrary instructions are indicated on the enclosed proxy, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth above) will be voted for the election of the nominees for director named below and in favor of the other matters presented. In the event a shareholder specifies a different choice by means of the enclosed proxy, his shares will be voted in accordance with the specification so made.


                OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

         The Board of Directors has set the close of business on November 18, 1996 as the record date (the "Record Date") for determining shareholders of the Company entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 11,202,983 shares of Common Stock outstanding. Only the holders of issued and outstanding shares of Common Stock are entitled to vote at the Annual Meeting. Shareholders do not have the right to cumulate their votes, and are entitled to one vote for each share held.

         The attendance, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum with respect to all matters presented. Directors will be elected by a plurality of the votes cast by the shares of Common Stock represented in person or by proxy at the Annual Meeting. Any other matter that may be submitted to a vote of the shareholders will be approved if the number of shares of Common Stock voted in favor of the matter exceeds the number of shares voted in opposition to the matter, unless such matter is one for which a greater vote is required by law or by the Company's Articles of Incorporation or Bylaws. If less than a majority of outstanding shares entitled to vote are represented at the Annual Meeting, a majority of the shares so represented may adjourn the Annual Meeting to another date, time or place, and notice need not be given of the new date, time, or place if the new date, time, or place is announced at the meeting before an adjournment is taken.

         Prior to the Annual Meeting, the Company will select one or more inspectors of election for the meeting. Such inspector(s) shall determine the number of shares of Common Stock represented at the meeting, the existence of a quorum and the validity and effect of proxies, and shall receive, count and tabulate ballots and votes and determine the results thereof. Abstentions will be considered as shares present and entitled to vote at the Annual Meeting and will be counted as votes cast at the Annual Meeting, but will not be counted as votes cast for or against any given matter.

         A broker or nominee holding shares registered in its name, or in the names of its nominee, which are beneficially owned by another person and for which it has not received instructions as to voting from the beneficial owner, has the discretion to vote the beneficial owner's shares with respect to the election of directors. If a matter has been included in the proxy to which a broker or nominee would not have discretionary voting power under applicable American Stock Exchange rules, any broker or nominee "non-votes" would not be considered as shares entitled to vote on the subject matter and therefore would not be considered by the inspector when counting votes cast on the matter.

                               CHANGE IN CONTROL

         On August 9, 1996, the Company signed a definitive Agreement and Plan of Merger (the "Merger Agreement") with Zanart Subsidiary, Inc. ("ZSI"), a wholly-owned subsidiary of the Company, and Continucare Acquisition Corp. (formerly known as Continucare Corporation), a Florida corporation ("CAC").
The Merger Agreement provided for the merger (the "Merger") of ZSI with and into CAC. Upon the consummation of the Merger, which occurred on September 11, 1996 (the "Closing Date"), and pursuant to the terms of the Merger Agreement,
(i) each issued and outstanding share of common stock of CAC converted into one share of common stock of the Company, the separate existence of ZSI terminated and CAC became a wholly-owned subsidiary of the Company, (ii) the Company agreed to sell or otherwise dispose of its assets (other than cash) and discharge all liabilities prior to December 11, 1996 relating to the licensing business of the Company prior to the Merger and (iii) the Company's Board of Directors and management became comprised of designees of CAC. On October 8, 1996, the Company changed its corporate name from "Zanart Entertainment Incorporated" to "Continucare Corporation". See the "Security Ownership" table set forth below for certain information concerning the ownership of the new management, directors and 5% holders of the Company subsequent to the aforementioned change in control of the Company. The following individuals no longer serve the Company in either an executive management or directorial capacity: Thomas Zotos, Robert A. Stein, Steve Adelman, Jacqueline Simkin and Todd Slayton.

                               SECURITY OWNERSHIP

         The following table sets forth certain information as of November 11, 1996 concerning the beneficial ownership of the Common Stock by (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding Common Stock, (ii) each of the executive officers and directors of the Company, (iii) the Company's Named Officer (as defined hereafter), and (iv) all executive officers and directors of the Company as a group. All holders listed below have sole voting power and investment power over the shares beneficially owned by them, except to the extent such power may be shared with such person's spouse.

              NAME AND ADDRESS                      AMOUNT AND NATURE OF                       PERCENT OF
             OF BENEFICIAL OWNER                  BENEFICIAL OWNERSHIP(1)                    COMMON STOCK(2)
     ----------------------------------           -----------------------                    ---------------
     Charles M. Fernandez                                  1,626,767(3)                            14.5%
     100 S.E. Second Street
     36th Floor
     Miami, FL 33131
     Arthur M. Goldberg                                      925,000(4)                             8.2%
     380 Middlesex Avenue
     Carteret, NJ 07008

     Dr. Phillip Frost                                     1,458,333(5)                            12.7%
     4400 Biscayne Boulevard
     Miami, FL 33137
     Michael C. Piercey                                            0                                0
     100 S.E. Second Street
     36th Floor
     Miami, FL 33131

     Richard B. Frost                                        306,000                                2.7%
     7700 W. Camino Real
     Boca Raton, FL 33433
     Mark J. Hanna                                           307,000                                2.7%
     7700 W. Camino Real
     Boca Raton, FL 33433

     Sailfish Investments, LLC                               925,000(4)                             8.2%
     380 Middlesex Avenue
     Carteret, NJ  07008
     Frost Nevada Limited                                  1,458,333(5)                            12.7%
       Partnership
     3500 Lakeside Court
     Suite 200
     Reno, NV  89509
     Douglas Miller                                        1,616,666                               14.4%
     303 Egret Lane
     Fort Lauderdale, FL 33327

     Barry Goldstein                                       1,626,667(6)                            14.5%
     1900 N.E. 211th Street
     North Miami Beach, FL 33179
     Susan Tarbe                                                   0                                0
     100 S.E. Second Street
     36th Floor
     Miami, FL 33131

     Thomas Zotos                                            258,125                                2.3%
     7641 Burnet Avenue
     Van Nuys, CA 91405
     All directors and executive                           4,623,100                               40.4%
        officers as a group
        (7 persons)

--------------------
*     Less than one percent

(1) For purposes of this table, beneficial ownership is computed pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"); the inclusion of shares as beneficially owned should not be construed as an admission that such shares are beneficially owned for purposes of the Exchange Act. Under the rules of the Securities and Exchange Commission, a person is deemed to be a "beneficial owner" of a security he or she has or shares the power to vote or direct the voting of such security or the power to dispose of or direct the disposition of such security. Accordingly, more than one person may be deemed to be a beneficial owner of the same security.
(2) Assumes no exercise of the Underwriter Purchaser Options issued to affiliates of First Equity Corporation, the Company's underwriter of its public offering which closed in May 1995 or their Series A Warrants sold in the May 1995 public offering.
(3)   Includes 10,000 shares of Common Stock held by the wife of Mr. Fernandez.
(4) All of the shares of Common Stock owned beneficially by Arthur M. Goldberg are owned of record by Sailfish Investments, LLC. The members of Sailfish Investments, LLC are Mr. Goldberg and the Arthur M. Goldberg Lifetime Trust.
(5) All of the shares of Common Stock owned beneficially by Dr. Phillip Frost are owned of record by Frost Nevada Limited Partnership. Such number of shares includes 250,000 shares of Common Stock underlying options granted which are currently exercisable.
(6) Includes 10,000 shares of Common Stock held by Barry Goldstein's wife and two daughters.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

      Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and executive officers, and persons who own more than ten percent of the Company's outstanding Common Stock, to file with the Securities and Exchange Commission (the"SEC") initial reports of ownership and reports of changes in ownership of Common Stock. Such persons are required by SEC regulation to furnish the Company with copies of all such reports they file.

      To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners have been met.


                             ELECTION OF DIRECTORS


      Six persons are nominated for election as directors to serve until the next Annual Meeting of Shareholders and until each director's successor is duly elected and qualified. Although Management anticipates that all of the nominees will be able to serve, if any nominee is unable or unwilling to serve at the time of the Annual Meeting, proxies solicited hereunder will be voted in favor of the remaining nominees, if any, and for such other persons as may be designated by the Board of Directors, unless directed by a proxy to do otherwise.

      The following table sets forth certain information as to the persons nominated for election as directors of the Company at the Annual Meeting.


                             NOMINEES FOR DIRECTOR

               NAME                                        AGE                     POSITION
       --------------------                                ---        ---------------------------------------
       Charles M. Fernandez                                34         Chairman of the Board, Chief Executive
                                                                      Officer and President

       Dr. Phillip Frost                                   61         Vice Chairman of the Board

       Arthur M. Goldberg                                  54         Director

       Richard B. Frost                                    48         Director

       Mark J. Hanna                                       48         Director

       Dr. Michael C. Piercey                              51         Director

      CHARLES M. FERNANDEZ co-founded Continucare in February of 1996 and has been involved in all aspects of its operations since that time serving as its Chairman of the Board, President and Chief Executive Officer. Prior to founding Continucare, Mr. Fernandez was the Chief Executive Officer and Chief Operating Officer of Heftel Broadcasting Corporation, a public company owning a network of radio stations, since 1985. Mr. Fernandez has also been an officer of Bally Entertainment Corporation since January 1996.

      PHILLIP FROST, M.D. has served as Vice Chairman of Continucare since September 1996. Dr. Frost has served, since 1987, as Chairman of the Board and Chief Executive Officer of IVAX Corporation, a Florida corporation ("IVAX"), the world's largest generic pharmaceutical manufacturer. He served as IVAX's President from July 1991 until January 1995. Dr. Frost also serves as Vice Chairman of the Board of Pan American World Airways, Inc. He was the Chairman of the Department of Dermatology at Mt. Sinai Medical Center of Greater Miami, Miami Beach, Florida from 1972 to 1990. Dr. Frost was Chairman of the Board of Directors of Key Pharmaceutical, Inc. from 1972 to 1986. He is Vice Chairman of the Board of Directors of North American Vaccine, Inc. ("NAV"), and a Director of American Exploration Company, which is engaged in oil and gas exploration and production, NaPro BioTherapeutics, Inc., a biopharmaceutical research and development firm ("NaPro"), Whitman Education Group, which is engaged in proprietary education ("Whitman") and Northrup Grumman. He is a trustee of the University of Miami and a member of the Board of Governors of the American Stock Exchange. Dr. Frost is the uncle of Richard Frost.

      ARTHUR M. GOLDBERG has served as a Director of Continucare since September 1996. Mr. Goldberg, for the past five years, has been Chairman of the Board of Directors, Chief Executive Officer and President of Bally Entertainment Corp, Chairman of the Board of Directors, President and Chief Executive Officer of Bally's Casino Holdings, Inc., Chairman of the Board of Directors and Chief Executive Officer of Bally's Park Place, Inc., GNOC, CORP., Bally's Grand, Inc. and Bally Total Fitness Holding Corporation. Mr. Goldberg is also the Chairman of the Board of Directors, President and Chief Executive Officer of Di Giorgio Corporation and Managing Partner of Arveron Investments L.P. Mr. Goldberg is also a director of First Union Corporation, a financial services company.

      RICHARD B. FROST has served as a Director of Continucare since September 1996. Mr. Frost has been Chief Executive Officer and Chairman of the Board of Directors of Frost Hanna Mergers Group, Inc. ("FH") since its formation in October 1993. Mr. Frost also serves as a director of Pan American World Airways, Inc. Mr. Frost was the Chief Executive Officer and Chairman of the Board of Directors of Frost Hanna Acquisition from April 1993 until January 1996, at which time LFS merged with and into a wholly-owned subsidiary of Frost Hanna Acquisition (the "LFS Merger"), Frost Hanna Acquisition changed its name to "Little Folks Shops" and Mr. Frost resigned from the Frost Hanna Acquisition Board. From June 1992 to May 1994, Mr. Frost held similar positions at Frost Hanna Halpryn until the merger of Sterling Healthcare, Inc. and Sterling Health Care Group, Inc. with and into a wholly-owned subsidiary of Frost Hanna Halpryn, whereby Frost Hanna Halpryn changed its name to Sterling Healthcare, Inc. (the "Sterling Merger"). From February 1992 through May 1992, Mr. Frost was Regional Director of GKN Securities Corp. ("GKN"), a broker-dealer, where his responsibilities included the recruitment and training of GKN brokerage personnel located or to be located in Florida. From May 1982 through February 1992, Mr. Frost was a Vice President and Branch Manager of Dean Witter Reynolds, a broker-dealer, where his responsibilities included the management and day-to-day operations of the West Boca Raton and Lighthouse Point, Florida, branch offices of such brokerage firm.

      MARK J. HANNA has served as a Director of Continucare since September 1996. Mr. Hanna also serves as a director of Pan American World Airways, Inc. Mr. Hanna has been the President and a member of the Board of Directors of FH since its inception. Mr. Hanna was the President and a member of the Board of Directors of Frost Hanna Acquisition from April 1993 until January 1996, whereupon Mr. Hanna resigned from the Frost Hanna Acquisition Board following the LFS Merger. Mr. Hanna held similar positions at Frost Hanna Halpryn from June 1992 until the Sterling Merger in May 1994. From February 1992 through May 1992, Mr. Hanna was a registered representative with GKN. From January 1992 through February 1992, Mr. Hanna was a registered representative with

Barron Chase Securities, Inc. From September 1990 through January 1992, Mr. Hanna was a registered representative with Prudential Bache Securities, Inc.

      MICHAEL C. PIERCEY, M.D. has served as a Director of Continucare since September 1996. Dr. Piercey has been a Board Member, Executive Vice President and Medical Director of Health Care America, Inc., a health care management company which owns and operates acute care hospitals, long-term rehabilitation hospitals, psychiatric hospitals, community living programs, and a full array of partial hospital and outpatient services in Texas, Colorado, Florida, Oklahoma, Tennessee, and Virginia, since 1994. Since 1992, Dr. Piercey has been an Officer and Director of DHP, Inc. which operates the Rock Creek Center, a psychiatric hospital and outpatient service system in the Southwestern Chicago suburbs. He was the Clinical Director at Four Winds, Inc., a psychiatric hospital company with affiliates in Saratoga Springs, New York and Chicago from 1978 to 1992, and in 1986 he assumed the additional responsibilities of Executive Director and Chief Operating Officer.


                               EXECUTIVE OFFICERS

      Charles M. Fernandez, who is a director of the Company, is also an executive officer of the Company. Reference is made to the description of the business experience of Mr. Fernandez set forth above under "Election of Directors," which is incorporated herein by reference.

      The executive officers of the Company are as follows:

                NAME                                       AGE                      POSITION
       --------------------                                ---        --------------------------------------------
       Charles M. Fernandez                                34         Chairman of the Board, Chief Executive
                                                                      Officer and President
       Susan Tarbe                                         40         Executive Vice President and General Counsel


      SUSAN TARBE joined Continucare in September 1996 as Executive Vice President and General Counsel. Prior to joining the Company, Ms. Tarbe was an Assistant United States Attorney for the Southern District of Florida since September 1985. During her employment with the United States Attorney's office, Ms. Tarbe specialized in the area of white-collar criminal offenses, and since May of 1994 was the Chief of the Economic Crimes Unit. From August 1984 to August 1985, Ms. Tarbe was a law clerk to the Honorable William M. Hoeveler, U.S. District Judge for the Southern District of Florida.

      Officers of the Company serve at the pleasure of the Board of Directors, subject to the terms of any employment agreements with the Company. See "--Employment Agreements." Except as noted above, there are no family relationships among any of the Company's executive officers and directors.

      The Company's directors do not currently receive any cash compensation for service on the Board of Directors but may be reimbursed for certain expenses in connection with attendance at Board of Director meetings or other meetings on the Company's behalf.

COMMITTEES AND MEETINGS

      During fiscal year 1996, the Board of Directors held 3 meetings. No director attended fewer than 75% of the meetings of the Board of Directors or any committee thereof held during fiscal year 1996 during the period of such director's service.

      The Compensation Committee currently consists of Messrs. Arthur M. Goldberg (Chairman), Dr. Phillip Frost and Mark J. Hanna. During fiscal year 1996 the Compensation Committee consisted of Mr. Steve Adelman and Ms. Jacqueline Simkin. The Compensation Committee met once in fiscal year 1996. The primary function of the Compensation Committee is to review and approve the Company's compensation policies and practices, propose compensation levels for directors and officers, and propose changes in the Company's benefit plans.

      The Audit Committee is currently composed of Messrs. Charles M. Fernandez (Chairman), Mark J. Hanna and Richard B. Frost. During fiscal 1996 the Audit Committee consisted of Mr. Steven Adelman and Ms. Jacqueline Simkin. The Audit Committee met twice during fiscal year 1996. The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its responsibilities with respect to the accounting and financial reporting practices of the Company, and to address the scope and expense of audit and related services provided by the Company's independent accountants.


SUMMARY COMPENSATION TABLE

      The following table sets forth the compensation paid to the President of Zanart during Zanart's last three fiscal years (the "Named Executive Officer"). No executive officer of Zanart was paid in excess of $100,000 during each of the Company's last three fiscal years. The Company did not grant any restricted stock awards or stock appreciation rights or make any long-term incentive plan payments to the Named Executive Officer during each of the Company's last three fiscal years.

                            EXECUTIVE COMPENSATION

                                                                                                     LONG-TERM
                                                                                                   COMPENSATION
                                                               ANNUAL COMPENSATION                    AWARDS
                                                      ------------------------------------         ------------
            NAME AND PRINCIPAL POSITION                 SALARY ($)             BONUS ($)            OPTIONS (#)
         --------------------------------             ---------------       --------------         ------------
         Thomas Zotos, President(1)                   1996     75,000                  0                --
                                                      1995     51,000             40,000                --
                                                      1994     36,000                  0                --


    ----------------
     (1)  Mr. Zotos resigned his position as President on September 11, 1996.


OPTION GRANTS DURING 1996 AND 1995

      Thomas Zotos did not receive any option grants from the Company during fiscal years 1996 and 1995.

EMPLOYMENT AGREEMENTS

      The Company has entered into employment agreements with Charles M. Fernandez and Susan Tarbe. Mr. Fernandez's employment agreement is for a term of three years plus one additional year for each year of service and became effective on September 11, 1996, and provides for an annual base salary of $350,000 and a bonus of $100,000 payable in 20 equal installments of $5,000 over the first five years of such agreement. Pursuant to the terms of Mr. Fernandez's employment agreement, he may receive additional bonuses at the discretion of the Board. Mr. Fernandez is prohibited from competing with the Company for the duration of his employment agreement and for a period of two years thereafter unless he is terminated without cause, and he is additionally prohibited from disclosing confidential information. Ms. Tarbe's employment agreement is for a term of three years commencing September 23, 1996, and provides for an annual base salary of $130,000 and a bonus equal to at least 10% of her then base salary plus such other bonus amounts as may be approved by the Board. Under the terms of Ms. Tarbe's employment agreement, she received an option, which vests at a rate of 20% per year, to purchase 100,000 shares of the Company at $5.00 per share. Upon a change in control of the Company, Ms. Tarbe is entitled to an acceleration of the remainder of her employment agreement and automatic vesting of any unvested portion of her aforementioned option. Ms. Tarbe is prohibited from competing with the Company for the duration of her employment agreement and for a period of ninety days thereafter unless she is terminated without cause, and she is additionally prohibited from disclosing confidential information.

      Effective September 11, 1996, the Company amended each of its employment agreements with Robert A. Stein, Thomas Zotos and Todd Slayton (the "Executives"). Pursuant to such amendments, the Executives resigned as officers of the Company and shall continue as employees through December 11, 1996. On such date, each Executive shall receive severance compensation equal to six months salary, the aggregate amount of which for all three Executives shall equal approximately $107,500.


                              CERTAIN TRANSACTIONS

      Continucare has contracted with a company owned in equal interests by Douglas Miller and Barry Goldstein, each of whom own more than 5% of Continucare's Common Stock, to perform certain managerial and administrative services on behalf of Continucare. Continucare reimburses such company for the actual cost of expenses incurred by it in the direct performance of such services. For the period ended June 30, 1996, total expenses incurred by Continucare for these services totaled $407,700. In addition, Continucare provides management services for four facilities owned by such company in return for a management fee which is based on Continucare's estimated cost of providing such services. For the period ended June 30, 1996, management fees charged by Continucare to such company were $324,700. As of June 30, 1996, the net amount payable by Continucare to such company under these arrangements was $83,000.

      Continucare has entered into consulting agreements with a company controlled by Douglas Miller, and a company controlled by Barry Goldstein (collectively, the "Consulting Agreements"). Messrs. Miller and Goldstein served as executive officers of CAC prior to the Merger. Each of the Consulting Agreements, which are effective as of the date of the Merger, contain the following terms: (i) three year term, (ii) annual payments, payable semi-monthly, of approximately $325,000, (iii) ability of the Company to terminate the agreement without "cause" (as defined) with 30 days' written notice, provided that the consultant will receive a termination payment equal to the amount otherwise payable under the Consulting Agreement through the end of the term over the period of the remaining term of the agreement, and (iv) ability of the Company to terminate the agreement for "cause" at any time with no payment due to the consultant.

      The Company is obligated to Charles M. Fernandez for a note payable in the amount of $599,750 (the "Fernandez Note"). The Fernandez Note, which is collateralized by substantially all of the Company's assets, bears interest at 10% per annum and is due, in full, on February 12, 1998. Interest is due semiannually commencing on August 12, 1996. Accrued interest and interest expense related to this note was $21,662 as of and for the fiscal year ended June 30, 1996.

                       PROPOSAL TO APPROVE THE COMPANY'S
                  AMENDED AND RESTATED 1995 STOCK OPTION PLAN


      The Company's Board of Directors has unanimously adopted, subject to the approval by the Company's shareholders, a resolution to approve the Company's Amended and Restated 1995 Stock Option Plan (the "Stock Option Plan"). The Stock Option Plan authorizes 1,200,000 shares for issuance upon exercise of stock options. The current text of the Stock Option Plan is attached hereto as Exhibit A. The material features of the Stock Option Plan are discussed below, but the description is subject to, and is qualified in its entirety by, the full text of the Stock Option Plan.

      The purpose of the Stock Option Plan is to provide additional incentives to attract and retain qualified and competent employees, upon whose efforts and judgment the success of the Company is largely dependent, through the encouragement of stock ownership in the Company by such persons. In furtherance of this purpose, the Stock Option Plan authorizes (a) the granting of incentive or non-qualified stock options to purchase Common Stock to employees of the Company (approximately 200 persons) satisfying the description above, (b) the provision of loans for the purpose of financing the exercise of options and the amount of taxes payable in connection therewith, and (c) the use of already owned Common Stock as payment of the exercise price for options granted under the Stock Option Plan.

      The Stock Option Plan provides that it shall be administered by a committee consisting of two or more directors designated by the Board of Directors (the "Committee"). The Committee in its sole discretion, determines the persons to be awarded options, the number of shares subject thereto and the exercise price and other terms thereof (the Board of Directors may, however, reserve to itself the power to grant options to employees or directors who are not Covered Employees (as such term is defined in the Stock Option Plan)). In addition, the Committee has full power and authority to construe and interpret the Stock Option Plan, and the acts of the Committee are final, conclusive and binding upon all interested parties, including the Company, its shareholders, its officers and employees, recipients of grants under the Stock Option Plan and all persons or entities claiming by or through such persons. The Board has designated the Company's Compensation Committee to administer the Stock Option Plan. The Company's Compensation Committee is currently comprised of Arthur M. Goldberg, Dr. Phillip Frost and Mark Hanna.

      Options are intended to be granted primarily to those persons who possess a capacity to contribute significantly to the successful performance of the Company. Because persons to whom grants of options are to be made are to be determined from time to time by the Committee, in its discretion, it is impossible at this time to indicate the precise number, name or positions of persons who will receive options or the number of shares for which options will be granted to any such employee, except to the extent already granted or conditionally granted.

      Assuming approval of the Stock Option Plan, an aggregate of 1,200,000 shares of Common Stock (subject to adjustment as discussed below) will be reserved for sale upon exercise of options granted under the Stock Option Plan. As of November 18, 1996, options to purchase 100,000 shares of Common Stock are issued and outstanding under the Company's 1995 Stock Option Plan. The Company's shareholders will not have any preemptive rights to purchase or subscribe for the shares reserved for issuance under the Stock Option Plan. If any option granted under the Stock Option Plan should expire or terminate for any reason other than having been exercised in full, the unpurchased shares subject to that option will again be available for purposes of the Stock Option Plan.

      The following table sets forth, as of November 18, 1996, certain information regarding options granted under the Company's 1995 Stock Option Plan to the persons and groups indicated. None of such options are currently exercisable.


                                                                                                 VALUE OF
                                                 NUMBER OF SHARES       EXERCISE PRICE          OPTIONS AT
             NAME AND POSITION                  SUBJECT TO OPTIONS         PER SHARE        NOVEMBER 11, 1996(1)
             -----------------                  ------------------      --------------      --------------------
Susan Tarbe                                            100,000              $ 5.00               $ 650,000
    Executive Vice President and General
    Counsel

All current executive officers as a group              100,000              $ 5.00               $ 650,000
    (two persons)

All current directors who are not                            0                   -                       -
    executive officers as a group (five
    persons)

All employees as a group, other than                         0                   -                       -
    executive officers (approximately 200
    persons)
-----------------------

(1) The closing sale price of the Common Stock on November 11, 1996 was $11.50 per share. Value is calculated by multiplying (a) the difference between $11.50 and the option exercise price by (b) the number of shares of Common Stock underlying the option.



TERMS AND CONDITIONS

         All options granted under the Stock Option Plan shall be evidenced by a written agreement between the Company and the grantee. Such agreements shall contain such terms and conditions, consistent with the Stock Option Plan, relating to the grant, the time or times of exercise and other terms of the options as the Committee prescribes.

         Under the Stock Option Plan, the option price per share for incentive stock options may not be less than the fair market value of the underlying shares on the date of grant. For purposes of the Stock Option Plan and subject to the Committee's sole discretion to determine otherwise in a fair and uniform manner, the term "fair market value" means (i) the last reported sale price of the Common Stock as reported on a national securities exchange or by the National Association of Securities Dealers Automated Quotation National Market System or (ii) the mean between the high bid and low asked quotations for the Common Stock as reported by the National Quotation Bureau, Incorporated. If neither (i) nor (ii) above are applicable, then fair market value shall be determined in good faith by the Committee in a fair and uniform manner.

         The exercise price of an option may be paid in (1) in cash, (2) by certified or official bank check, (3) by money order, (4) with shares of Common Stock owned by the Optionee that have been owned by the Optionee for more than 6 months on the date of surrender or such other period as may be required to avoid a charge to the Company's earnings for financial accounting purposes, (5) by authorization for the Company to withhold shares of Common Stock issuable upon exercise of the Option, (6) by delivery of a properly executed exercise notice together with such other documentation as the Committee shall require to effect an exercise of the an option and delivery to the Company of the sale or loan proceeds required to pay the option price, or (7) any combination of the foregoing. The Stock Option Plan also authorizes the Company to make loans to optionees to enable them to exercise their options. Such loans must at a minimum (i) provide for recourse to the optionee, (ii) bear interest at a rate no less than the prime rate of interest of the Company's principal lender, and
(iii) be secured by the shares of Common Stock purchased. Cash payments will be used by the Company for general corporate purposes.

         The use of already owned shares of Common Stock applies to payment for the exercise of an option in a single transaction and to the "pyramiding" of already owned shares in successive, simultaneous option exercises. In general, pyramiding permits an option holder to start with as little as one share of Common Stock and exercise an entire option to the extent then exercisable. By utilizing already owned shares of Common Stock, no cash (except for fractional share adjustments) is needed to exercise an option. Consequently, the optionee would receive Common Stock equal in value to the spread between the fair market value of the shares subject to the option and the exercise price of the option.

         No option granted under the Stock Option Plan is assignable or transferable, other than by will or by the laws of descent and distribution, unless the Committee's prior written consent is obtained and the proposed transaction does not violate the requirements of Rule 16b-3 promulgated under the Exchange Act. During the lifetime of an optionee, an option is exercisable only by such optionee. The expiration date of an option will be determined by the Committee at the time of the grant, but in no event will an option be exercisable after the expiration of ten years from the date of grant. An option may be exercised at any time or from time to time or only after a period of time or in installments, as the Committee determines. The Committee may in its sole discretion accelerate the date on which any option may be exercised.

         The unexercised portion of any option granted to an employee under the Stock Option Plan shall automatically be terminated (a) three months after the date on which the optionee's employment is terminated for any reason other than
(i) Cause (as defined in the Stock Option Plan); (ii) mental or physical disability; or (iii) death; (b) immediately upon the termination of the optionee's employment for Cause; (c) one year after the date on which the optionee's employment is terminated by reason of mental or physical disabilities; or (d) one year after the date on which the optionee's employment is terminated by reason of the death of the employee; or one year after the date on which the optionee shall die if such death shall occur during the one year period following the termination of the optionee's employment by reason of mental or physical disability.

         To prevent dilution of the rights of a holder of an option, the Stock Option Plan provides for adjustment of the number of shares for which options may be granted, the number of shares subject to outstanding options and the exercise price of outstanding options in the event of any increase or decrease in the number of issued and outstanding shares through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination or exchange of shares. Provisions governing the effect upon options of a merger, consolidation or other reorganization of the Company are also included in the Stock Option Plan.

AMENDMENTS

         No option may be granted under the Stock Option Plan after November 15, 2006. The Board and the Committee each may from time to time amend the Stock Option Plan or any option granted thereunder; provided, however, that, except to the extent provided in the Stock Option Plan with respect to certain corporate actions, no such amendment may, without approval by the shareholders of the Company, (i) increase the number of securities which may be issued under the Stock Option Plan pursuant to the exercise of incentive stock options, (ii) modify the requirements as to eligibility for participation in the Stock Option Plan or (iii) increase the aggregate number of options that may be granted to any one optionee under the Stock Option Plan.


            FEDERAL INCOME TAX CONSEQUENCES OF THE STOCK OPTION PLAN

                 The Stock Option Plan is not qualified under the provisions of section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

         NON-QUALIFIED STOCK OPTIONS. On exercise of a non-qualified stock option granted under the Stock Option Plan, an Optionee (other than an officer or director of the Company) will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the Option of the shares of Common Stock acquired on exercise over the exercise price. That income will be subject to the withholding of Federal income tax. The Optionee's tax basis in those shares will be equal to their fair market value on the date of exercise of the Option, and his holding period for those shares will begin on that date.

         An officer or director of the Company or any other person to whom the short-swing profit recovery provisions of section 16(b) of the Exchange Act apply in connection with an option under the Stock Option Plan (a "Reporting Person") generally will not recognize ordinary income until the earlier of the expiration of the six month period after the exercise of an Option and the first day on which a sale at a profit of shares acquired on exercise of the Option would not subject the Reporting Person to suit under section 16(b) of the Exchange Act. The amount of ordinary income will equal the excess, if any, of the fair market value of the shares on the date the income is recognized over the exercise price of the Option. A Reporting Person, however, is entitled under section 83(b) of the Code to elect to recognize ordinary income on the date of exercise of the Option, in which case the amount of income will be equal to the excess, if any, of the fair market value of the shares on that date over the exercise price of the Option. A section 83(b) election must be made within 30 days after exercising an Option.

         If an Optionee pays for shares of Common Stock on exercise of an Option by delivering shares of the Company's Common Stock, the Optionee will not recognize gain or loss on the shares delivered, even if their fair market value at the time of exercise differs from the Optionee's tax basis in them. The Optionee, however, otherwise will be taxed on the exercise of the Option in the manner described above as if he had paid the exercise price in cash. If a separate identifiable stock certificate is issued for that number of shares equal to the number of shares delivered on exercise of the Option, the Optionee's tax basis in the shares represented by that certificate will be equal to his tax basis in the shares delivered, and his holding period for those shares will include his holding period for the shares delivered. The Optionee's tax basis and holding period for the additional shares received on exercise of the Option will be the same as if the Optionee had exercised the Option solely in exchange for cash.

         The Company will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income taxable to the Optionee, provided that amount constitutes an ordinary and necessary business expense for the Company and is reasonable in amount, and either the employee includes that amount in income or the Company timely satisfies its reporting requirements with respect to that amount.

         INCENTIVE STOCK OPTIONS. Under the Code, an Optionee generally is not subject to tax upon the grant or exercise of an incentive stock option. In addition, if the Optionee holds a share received on exercise of an incentive stock option for at least two years from the date the Option was granted and at least one year from the date the Option was exercised (the "Required Holding Period"), the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder's tax basis in that share will be long-term capital gain or loss.

         If, however, an Optionee disposes of a share acquired on exercise of an incentive stock option before the end of the Required Holding Period (a "Disqualifying Disposition"), the Optionee generally will recognize ordinary income in the year of the Disqualifying Disposition equal to the excess, if any, of the fair market value of the share on the date the incentive stock option was exercised over the exercise price. If, however, the Disqualifying Disposition is a sale or exchange on which a loss, if realized, would be recognized for Federal income tax purposes, and if the sales proceeds are less than the fair market value of the share on the date of exercise of the Option, the amount of ordinary income the Optionee recognizes will not exceed the gain, if any, realized on the sale. If the amount realized on a Disqualifying Disposition exceeds the fair market value of the share on the date of exercise of the Option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

         An Optionee who exercises an incentive stock option by delivering shares of Common Stock acquired previously pursuant to the exercise of an incentive stock option before the expiration of the Required Holding Period for those shares is treated as making a Disqualifying Disposition of those shares. This rule prevents "pyramiding" the exercise of an incentive stock option (that is, exercising an incentive stock option for one share and using that share, and others so acquired, to exercise successive incentive stock options) without the imposition of current income tax.

         For purposes of the alternative minimum tax, the amount by which the fair market value of a share of Common Stock acquired on exercise of an incentive stock option exceeds the exercise price of that Option generally will be an item of adjustment included in the Optionee's alternative minimum taxable income for the year in which the Option is exercised. If, however, there is a Disqualifying Disposition of the share in the year in which the Option is exercised, there will be no item of adjustment with respect to that share. If there is a Disqualifying Disposition in a later year, no income with respect to the Disqualifying Disposition is included in the Optionee's alternative minimum taxable income for that year. In computing alternative minimum taxable income, the tax basis of a share acquired on exercise of an incentive stock option is increased by the amount of the item of adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the Option is exercised.

         The Company is not allowed an income tax deduction with respect to the grant or exercise of an incentive stock option or the disposition of a share acquired on exercise of an incentive stock option after the Required Holding Period. However, if there is a Disqualifying Disposition of a share, the Company is allowed a deduction in an amount equal to the ordinary income includible in income by any particular optionee, provided that amount constitutes an ordinary and necessary business expense for the Company and is reasonable in amount, and either the employee includes that amount in income or the Company timely satisfies its reporting requirements with respect to that amount.

         IMPORTANCE OF TAX ADVISER. The information set forth above is a summary only and does not purport to be complete. In addition, the information is based upon current Federal income tax rules and therefore is subject to change when those rules change. Moreover, because the tax consequences to any optionee under the Stock Option Plan may depend on his particular situation, each Optionee should consult his tax adviser as to the Federal, state, local and other tax consequences of the grant or exercise of an Option or the disposition of Common Stock acquired on exercise of an Option.

         THE AFFIRMATIVE VOTE OF A MAJORITY OF THE VOTES OF COMMON STOCK PRESENT IN PERSON OR BY PROXY AT THE ANNUAL MEETING AND ENTITLED TO VOTE WILL BE REQUIRED FOR APPROVAL OF THE PROPOSAL TO ADOPT THE COMPANY'S AMENDED AND RESTATED 1995 STOCK OPTION PLAN. THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE PROPOSAL TO APPROVE THE COMPANY'S AMENDED AND RESTATED 1995 STOCK OPTION PLAN.


                   RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

         Representatives of Deloitte & Touche LLP, the Company's current independent auditors, are expected to be present at the Annual Meeting and will be afforded the opportunity to make a statement if they so desire and to respond to appropriate questions.

         The accounting firm of Arthur Andersen LLP ("Arthur Andersen") represented the Company during fiscal years 1995 and 1996 and was dismissed by the Company's Board of Directors on November 15, 1996. During the Company's two most recent fiscal years and subsequent interim period, there were no disagreements between the Company and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen, would have caused it to make reference to the subject matter of the disagreement in connection with its reports. Arthur Andersen's reports on the financial statements of the Company for the two most recent fiscal years did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. Representatives of Arthur Andersen will not be present at the Annual Meeting.

                                 OTHER BUSINESS

         As of the date of this Proxy Statement, the Board of Directors of the Company knows of no other business to be presented at the Company's 1996 Annual Meeting of Shareholders. If any other business should properly come before the Company's 1996 Annual Meeting of Shareholders, the persons named in the accompanying proxy will vote thereon as in their discretion they may deem appropriate, unless they are directed by a proxy to do otherwise.


                             SHAREHOLDER PROPOSALS

         Proposals by holders of the Company's Common Stock which are intended to be presented at the next annual meeting of shareholders must be received by the Company for inclusion in the Company's next proxy statement and form of proxy relating to that meeting no later than July 18, 1997. Such proposals must also comply in full with the requirements of Rule 14a-8 promulgated under the Exchange Act.


                                        By Order of the Board of Directors,



                                        Charles M. Fernandez
                                        Chairman of the Board of Directors


Miami, Florida
November 18, 1996

                                                                       EXHIBIT A


                    ---------------------------------------

                            CONTINUCARE CORPORATION
                  AMENDED AND RESTATED 1995 STOCK OPTION PLAN

                    ---------------------------------------


         1. Purpose. The purpose of this Plan is to advance the interests of Continucare Corporation, a Florida corporation (the "Company"), by providing an additional incentive to attract, retain and motivate qualified and competent persons who are key to the Company and its Subsidiaries, including employees, officers, directors, independent contractors and consultants and upon whose efforts and judgment the success of the Company is largely dependent, through the encouragement of stock ownership in the Company by such persons.

         2. Definitions. As used herein, the following terms shall have the meaning indicated:

                 (a) "Affiliate" shall mean any corporation other than the Company that is a member of an affiliated group of corporations, as defined in
Section 1504 (determined without regard to Section 1504(b)) of the Code, of which the Company is a member.

                 (b) "Board" shall mean the Board of Directors of the Company.

                 (c) "Code" shall mean the Internal Revenue Code of 1986, as amended.

                 (d) "Committee" shall mean the committee appointed pursuant to Section 13 hereof to administer the Plan.

                 (e) "Common Stock" shall mean the Company's Common Stock, par value $0.0001 per share.

                 (f)      "Company" shall refer to Continucare Corporation.

                 (g) "Covered Employee" shall mean any individual who, on the last day of the taxable year of the Company, is (i) the Chief Executive Officer of the Company or is acting in such capacity (the "CEO"), (ii) among the four highest compensated officers of the Company and its Affiliates (other than the CEO), or (iii) otherwise considered to be a "Covered Employee" within the meaning of Section 162(m) of the Code and the regulations thereunder.

                 (h) "Director" shall mean a member of the Board or of the Board of Directors of any Subsidiary.

                 (i)      "Effective Date" shall mean December 2, 1996.

                 (j) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                 (k) "Fair Market Value" of a Share on any date of reference shall be the "Closing Price" (as defined below) of the Common Stock on the business day immediately preceding such date, unless the Committee in its sole discretion shall determine otherwise in a fair and uniform manner.
For the purpose of determining Fair Market Value, the "Closing Price" of the Common Stock on any business day shall be (i) if the Common Stock is listed or admitted for trading on any United States national securities exchange, or if actual transactions are otherwise reported on a consolidated transaction reporting system, the last reported sale price of Common Stock on such exchange or reporting system, as reported in any newspaper of general circulation, (ii) if the Common Stock is quoted on the National Association of Securities Dealers Automated Quotations System, or any similar system of automated dissemination of quotations of securities prices in common use, the last reported sale price of Common

Stock for such day on such system, or (iii) if neither clause (i) or (ii) is applicable, the mean between the high bid and low asked quotations for the Common Stock as reported by the National Quotation Bureau, Incorporated if at least two securities dealers have inserted both bid and asked quotations for Common Stock on at least five of the ten preceding days. If neither (i), (ii), or (iii) above is applicable, then Fair Market Value shall be determined in good faith by the Committee in a fair and uniform manner.

                 (l) "Incentive Stock Option" shall mean an incentive stock option as defined in Section 422 of the Code.

                 (m) "Non-Employee Director" shall refer to a Director who is not an employee of the Company or any Subsidiary.

                 (n) "Non-Qualified Stock Option" shall mean an Option which is not an Incentive Stock Option.

                 (o) "Option" (when capitalized) shall mean any option granted under this Plan.

                 (p) "Optionee" shall mean a person to whom a stock option is granted under this Plan or any person who succeeds to the rights of such person under this Plan by reason of the death of such person.

                 (q) "Outside Director" shall mean a member of the Board who (i) is not a current employee of the Company or any Affiliate, (ii) is not a former employee of the Company or any Affiliate who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year; (iii) has not been an officer of the Company or any Affiliate; (iv) does not receive remuneration either directly or indirectly, in any capacity other than as a director; and (v) satisfies any other conditions that shall from time to time be required to qualify as an "outside director" under Section 162(m) of the Code and the regulations thereunder and as a "Non-Employee Director" under Rule 16b-3 promulgated under the Exchange Act. For this purpose, "Remuneration" shall have the meaning afforded that term pursuant to Treasury Regulations issued under Section 162(m) of the Code, and shall exclude any de minimis remuneration excluded under those Treasury Regulations.

                 (r) "Plan" shall mean this Amended and Restated 1995 Stock Option Plan for the Company.

                 (s)      "Share(s)" shall mean a share or shares of the Common
Stock.

                 (t) "Subsidiary" shall mean any corporation (other than the Company) in any unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         3. Shares and Options. The Committee may grant to Optionees from time to time, Options to purchase an aggregate of up to 1,200,000 Shares from authorized and unissued Shares. If any Option granted under the Plan shall terminate, expire, or be canceled or surrendered as to any Shares, new Options may thereafter be granted covering such Shares. An Option granted hereunder shall be either an Incentive Stock Option or a Non-Qualified Stock Option as determined by the Committee at the time of the grant of such Option and shall clearly state whether it is an Incentive Stock Option or Non-Qualified Stock Option. All Incentive Stock Options shall be granted within 10 years from the effective date of this Plan.

         4. Dollar Limitation. Options otherwise qualifying as Incentive Stock Options hereunder will not be treated as Incentive Stock Options to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the Shares, with respect to which Options meeting the requirements of Code Section 422(b) are exercisable for the first time by any individual during any calendar year (under all plans of the Company and any Subsidiary), exceeds $100,000.

         5.      Conditions for Grant of Options.

                 (a) Each Option shall be evidenced by an option agreement that may contain any term deemed necessary or desirable by the Committee, provided such terms are not inconsistent with this Plan or any applicable law. Optionees shall be those persons selected by the Committee who are employees and/or Directors of the Company or any Subsidiary.

                 (b) In granting Options, the Committee shall take into consideration the contribution the person has made to the success of the Company or its Subsidiaries and such other factors as the Committee shall determine. The Committee shall also have the authority to consult with and receive recommendations from officers and other personnel of the Company and its Subsidiaries with regard to these matters. The Committee may, from time to time in granting Options, prescribe such other terms and conditions concerning such Options as it deems appropriate, including, without limitation, (i) prescribing the date or dates on which the Option becomes exercisable, (ii) providing that the Option rights accrue or become exercisable in installments over a period of years, and/or upon the attainment of stated goals, or (iii) relating an Option to the continued employment of the Optionee for a specified period of time, provided that such terms and conditions are not more favorable to an Optionee than those expressly permitted herein.

                 (c) The Options granted to employees under this Plan shall be in addition to regular salaries, pension, life insurance or other benefits related to their employment with the Company or its Subsidiaries. Neither the Plan nor any Option granted under the Plan shall confer upon any person any right to employment or continuance of employment by the Company or its Subsidiaries.

                 (d) Notwithstanding any other provisions of the Plan to the contrary, an Incentive Stock Option shall not be granted to any person owning directly or indirectly (through attribution under Section 424(d) of the Code) at the date of grant, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or of its parent or subsidiary, as those terms are defined in Section 424 of the Code, at the date of grant) unless the option price of such Option is at least 110% of the Fair Market Value of the Shares subject to such Option on the date the Option is granted, and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

                 (e) Notwithstanding any other provision of this Plan, and in addition to any other requirements of this Plan, the aggregate number of Shares with respect to which Options may be granted to any one Optionee may not exceed 500,000, subject to adjustment as provided in Section 10(a) hereof.

                 (f) Notwithstanding any other provision of this Plan, and in addition to any other requirements of this Plan, Options may not be granted to a Covered Employee unless the grant of such Option is authorized by, and all of the terms of such Options are determined by, a Committee that is appointed in accordance with Section 13 of this Plan and all of whose members are Outside Directors.

         6. Option Price. The option price per Share of any Option shall be any price determined by the Committee, but shall not be less than the par value per Share; provided, however, that in no event shall the option price per Share of any Incentive Stock Option be less than the Fair Market Value of the Shares underlying such Option on the date such Option is granted.

         7.      Exercise of Options.  An Option shall be deemed exercised when
(i) the Company or the Committee has received written notice of such exercise in accordance with the terms of the Option, (ii) full payment of the aggregate option price of the Shares as to which the Option is exercised has been made, and (iii) arrangements that are satisfactory to the Committee in its sole discretion have been made for the Optionee's payment to the Company of the amount that is necessary for the Company or Subsidiary employing the Optionee to withhold in accordance with applicable Federal or state tax withholding requirements. Unless further limited by the Committee in any Option, the option price of any Shares purchased shall be paid (1) in cash, (2) by certified or official bank check, (3) by money order, (4) with Shares owned by the Optionee that have been owned by the Optionee for more than 6 months on the date of surrender or such other period as may be required to avoid a charge to the Company's earnings for financial accounting purposes, (5) by authorization for the Company to withhold Shares issuable upon exercise of the Option, (6) by arrangement with a broker that is acceptable to the Committee where payment of the Option price is made pursuant to an irrevocable direction to the broker to deliver all or part of the proceeds from the sale of the Option Shares to the Company in payment of the Option price, or (7) any combination of the foregoing. The Committee in its sole discretion may accept a personal check in full or partial payment of any Shares. If the exercise price is paid in whole or in part with Shares, the value of the Shares surrendered shall be their Fair Market Value on the date the Option is exercised. The Company in its sole discretion may, on an individual basis or pursuant to a general program established in connection with this Plan, and subject to applicable law, lend money to an Optionee, guarantee a loan to an Optionee, or otherwise assist an Optionee to obtain the cash necessary to exercise all or a portion of an Option granted hereunder or to pay any tax liability of the Optionee attributable to such exercise. If the exercise price is paid in whole or part with Optionee's promissory note, such note shall (i) provide for full recourse to the maker, (ii) be collateralized by the pledge of the Shares that the Optionee purchases upon exercise of such Option, (iii) bear interest at a rate no less than the prime rate of the Company's principal lender, and (iv) contain such other terms as the Board in its sole discretion shall reasonably require. No Optionee shall be deemed to be a holder of any Shares subject to an Option unless and until a stock certificate or certificates for such Shares are issued to such person(s) under the terms of this Plan. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Section 10 hereof.

         8. Exercisability of Options. Except as otherwise provided in this Section 8, any Option shall become exercisable in such amounts, at such intervals and upon such terms as the Committee shall provide in such Option.

                 (a) The expiration date of an Option shall be determined by the Committee at the time of grant, but in no event shall an Option be exercisable after the expiration of 10 years from the date on which the Option is granted.

                 (b) Unless otherwise provided in any Option, each outstanding Option shall become immediately fully exercisable:

                          (i) if there occurs any transaction (which shall include a series of transactions occurring within 60 days or occurring pursuant to a plan), that has the result that shareholders of the Company immediately before such transaction cease to own at least 51% of the voting stock of the Company or of any entity that results from the participation of the Company in a reorganization, consolidation, merger, liquidation or any other form of corporate transaction;

                          (ii) if the shareholders of the Company shall approve a plan of merger, consolidation, reorganization, liquidation or dissolution in which the Company does not survive (unless the approved merger, consolidation, reorganization, liquidation or dissolution is subsequently abandoned); or

                          (iii) if the shareholders of the Company shall approve a plan for the sale, lease, exchange or other disposition of all or substantially all the property and assets of the Company (unless such plan is subsequently abandoned).

                 (c) The Committee may in its sole discretion accelerate the date on which any Option may be exercised and may accelerate the vesting of any Shares subject to any Option.

         9.      Termination of Option Period.

                 (a) The unexercised portion of any Option granted to an Optionee shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

                          (i) three months after the date on which the Optionee's employment with the Company or any Subsidiary, or service as a Director, is terminated or, in the case of a Non-Qualified Stock Option and unless the Committee shall otherwise determine in writing in its sole discretion, the date on which the Optionee's employment with the Company or any Subsidiary, or service as a Director, is terminated, in either case for any reason other than by reason of (A) Cause, which shall mean "Cause" under such Optionee's employment agreement, if any, and which, solely for purposes of this Plan, also shall mean the termination of the Optionee's employment or the removal of the Optionee as a Director by reason of the Optionee's willful misconduct or gross negligence, (B) the Optionee's mental or physical disability (within the meaning of Code Section 22(e)) as determined by a medical doctor satisfactory to the Committee, or (C) the Optionee's death;

                          (ii) immediately upon the termination of the Optionee's employment with the Company or any Subsidiary, or service as a Director, for Cause;

                          (iii) twelve months after the date on which the Optionee's employment with the Company or any Subsidiary, or service as a Director is terminated by reason of mental or physical disability (within the meaning of Code Section 22(e)) as determined by a medical doctor satisfactory to the Committee; or

                          (iv) (A) twelve months after the date of the Optionee's death or (B) three months after the date of the Optionee's death if such death shall occur during the twelve month period specified in Subsection 10(a)(iii) hereof.

                 (b) The Board or the Committee in its sole discretion may by giving written notice (the "Cancellation Notice") cancel, effective upon the date of the consummation of any corporate transaction described in Subsections 8(b)(i), (ii) or (iii) hereof, any Option that remains unexercised on such date. Such Cancellation Notice shall be given a reasonable period of time prior to the proposed date of such cancellation and may be given either before or after approval of such corporate transaction.

         10.     Adjustment of Shares.

                 (a) If at any time while the Plan is in effect or unexercised Options are outstanding, there shall be any increase or decrease in the number of issued and outstanding Shares through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination or exchange of Shares, then and in such event:

                          (i) appropriate adjustment shall be made in the maximum number of Shares available for grant under the Plan, and to any one Optionee, so that the same percentage of the Company's issued and outstanding Shares shall continue to be subject to being so optioned; and

                          (ii) appropriate adjustment shall be made in the number of Shares and the exercise price per Share thereof then subject to any outstanding Option, so that the same percentage of the Company's issued and outstanding Shares shall remain subject to purchase at the same aggregate exercise price.

                 (b) Unless otherwise provided in any Option, the Committee may change the terms of Options outstanding under this Plan, including with respect to the option price or the number of Shares subject to the Options, or both, when, in the Committee's sole discretion, such adjustments become appropriate by reason of a corporate transaction described in Subsections 8(b)(i), (ii) or (iii) hereof.

                 (c) Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to the number of or exercise price of Shares then subject to outstanding Options granted under the Plan.

                 (d) Without limiting the generality of the foregoing, the existence of outstanding Options granted under the Plan shall not affect in any manner the right or power of the Company to make, authorize or consummate (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; (ii) any merger or consolidation of the Company; (iii) any issue by the Company of debt securities or preferred or preference stock that would rank above the Shares subject to outstanding Options; (iv) the dissolution or liquidation of the Company; (v) any sale, transfer or assignment of all or any part of the assets or business of the Company; or (vi) any other corporate act or proceeding, whether of a similar character or otherwise or would otherwise prohibit the registration of the Common Stock on Form S-B.


         11.     Transferability of Options and Shares.

                 (a) No Incentive Stock Option, and unless the Committee's prior written consent is obtained and the transaction does not violate the requirements of Rule 16b-3 promulgated under the Exchange Act or would otherwise prohibit the registration of the Common Stock on Form S-8, no Non-Qualified Stock Option, shall be subject to alienation, assignment, pledge, charge or other transfer other than by the Optionee by will or the laws of descent and distribution, and any attempt to make any such prohibited transfer shall be void. Each Option shall be exercisable during the Optionee's lifetime only by the Optionee, or in the case of a Non-Qualified Stock Option that has been assigned or otherwise transferred with the Committee's prior written consent, only by the assignee consented to by the Committee.

                 (b) Unless the Committee's prior written consent is obtained and the transaction does not violate the requirements of Rule 16b-3 promulgated under the Exchange Act, no Shares acquired by an Officer, as that term is defined under Rule 16b-3, of the Company or Director pursuant to the exercise of an Option may be sold, assigned, pledged or otherwise transferred prior to the expiration of the six-month period following the date on which the Option was granted.

         12.     Issuance of Shares.

                 (a) Notwithstanding any other provision of this Plan, the Company shall not be obligated to issue any Shares unless it is advised by counsel of its selection that it may do so without violation of the applicable Federal and State laws pertaining to the issuance of securities, and may require any stock so issued to bear a legend, may give its transfer agent instructions, and may take such other steps, as in its judgment are reasonably required to prevent any such violation.

                 (b) As a condition of any sale or issuance of Shares upon exercise of any Option, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any such law or regulation including, but not limited to, the following:

                          (i) a representation and warranty by the Optionee to the Company, at the time any Option is exercised, that he is acquiring the Shares to be issued to him for investment and not with a view to, or for sale in connection with, the distribution of any such Shares; and

                          (ii) a representation, warranty and/or agreement to be bound by any legends that are, in the opinion of the Committee, necessary or appropriate to comply with the provisions of any securities law deemed by the Committee to be applicable to the issuance of the Shares and are endorsed upon the Share certificates.
         13.     Administration of the Plan.

                 (a) The Plan shall be administered by the Committee, which shall consist of not less than two Directors, each of whom shall be Outside Directors. The Committee shall have all of the powers of the Board with respect to the Plan. Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board, and any vacancy occurring in the membership of the Committee may be filled by appointment of the Board.

                 (b) The Board may reserve to itself the power to grant Options to employees or Directors of the Company or any Subsidiary who are not Covered Employees. If and to the extent that the Board reserves such powers, then all references herein to the Committee shall refer to the Board with respect to the Options granted by the Board.

                 (c) The Committee, from time to time, may adopt rules and regulations for carrying out the purposes of the Plan. The Committee's determinations and its interpretation and construction of any provision of the Plan shall be final and conclusive.

                 (d) Any and all decisions or determinations of the Committee shall be made either (i) by a majority vote of the members of the Committee at a meeting or (ii) without a meeting by the unanimous written approval of the members of the Committee.

         14. Withholding or Deduction for Taxes. If at any time specified herein for the making of any issuance or delivery of any Option or Common Stock to any Optionee, any law or regulation of any governmental authority having jurisdiction in the premises shall require the Company to withhold, or to make any deduction for, any taxes or take any other action in connection with the issuance or delivery then to be made, such issuance or delivery shall be deferred until such withholding or deduction shall have been provided for by the Optionee or beneficiary, or other appropriate action shall have been taken.

          15.    Interpretation.

                 (a) As it is the intent of the Company that the Plan comply in all respects with Rule 16b-3 promulgated under the Exchange Act ("Rule 16b-3"), any ambiguities or inconsistencies in construction of the Plan shall be interpreted to give effect to such intention, and if any provision of the Plan is found not to be in compliance with Rule 16b-3, such provision shall be deemed null and void to the extent required to permit the Plan to comply with Rule 16b-3. The Board and the Committee each may from time to time adopt rules and regulations under, and amend, the Plan in furtherance of the intent of the foregoing.

                 (b) The Plan shall be administered and interpreted so that all Incentive Stock Options granted under the Plan will qualify as Incentive Stock Options under section 422 of the Code. If any provision of the Plan should be held invalid for the granting of Incentive Stock Options or illegal for any reason, such determination shall not affect the remaining provisions hereof, but instead the Plan shall be construed and enforced as if such provision had never been included in the Plan.

   (c)      This Plan shall be governed by the laws of the State of Florida.

                 (d) Headings contained in this Plan are for convenience only and shall in no manner be construed as part of this Plan.

                 (e) Any reference to the masculine, feminine, or neuter gender shall be a reference to such other gender as is appropriate.

         16. Amendment and Discontinuation of the Plan. The Board and the Committee each may from time to time amend the Plan or any Option in accordance with the rules and regulations of the applicable United States national securities exchange or automated quotation system; provided, however, that, except to the extent provided in Section 10, no such amendment may, without approval by the shareholders of the Company, (i) increase the number of securities which may be issued under the Plan pursuant to the exercise of Incentive Stock Options, (ii) modify the requirements as to eligibility for participation in the Plan or (iii) increase the aggregate number of Options that may be granted to any one Optionee; and provided further, that, except to the extent provided in Section 9, no amendment or suspension of the Plan or any Option issued hereunder shall substantially impair any Option previously granted to any Optionee without the consent of such Optionee.

         17. Effective Date and Termination Date. The Plan shall be effective upon the Effective Date and shall terminate on the 10th anniversary of the Effective Date.

                                                                    Appendix A


                            CONTINUCARE CORPORATION

                       THIS PROXY IS SOLICITED ON BEHALF
                      OF THE COMPANY'S BOARD OF DIRECTORS

                                  COMMON STOCK


The undersigned, a holder of Common Stock of Continucare Corporation, a Florida corporation (the "Company"), hereby appoints Charles M. Fernandez, as proxy for the undersigned, with full power of substitution, for and in the name of the undersigned to act for the undersigned and to vote, as designated below, all of the shares of stock of the Company that the undersigned is entitled to vote at the 1996 Annual Meeting of Shareholders of the Company, to be held on Monday, December 2, 1996, at 10:00 a.m., local time, at 100 Southeast Second Avenue, 19th Floor, Miami, Florida and at any adjournment(s) or postponement(s) thereof.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF DIRECTORS AND THE OTHER PROPOSALS SET FORTH.

(1) ELECTION OF CHARLES M. FERNANDEZ, DR. PHILLIP FROST, ARTHUR M. GOLDBERG, RICHARD B. FROST, MARK J. HANNA AND DR. MICHAEL C. PIERCEY as directors.

                 [  ]     VOTE FOR all nominees listed above, except vote
withheld from the following nominees (if any):

                 [  ]     VOTE WITHHELD from all nominees listed above.

                 [  ]     ABSTAIN

(2)      PROPOSAL to adopt the Company's Amended and Restated 1995 Stock Option
         Plan.

                    [  ] FOR    [  ] AGAINST   [  ] ABSTAIN

(3) Upon such other matters as may properly come before the Annual Meeting and any adjournments thereof. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting, and any adjournment(s) or postponement(s) thereof.

                               (see reverse side)

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED
HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED 'FOR' ALL OF THE PROPOSALS.



                                        Dated ____________ , 1996



                                        ----------------------------------------
                                                       (Signature)



                                        ----------------------------------------
                                                (Signature if held jointly)


IMPORTANT: Please sign exactly as your name appears and mail it promptly even though you now plan to attend the meeting. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENVELOPE PROVIDED.

NO POSTAGE NECESSARY IF MAILED IN THE UNITED STATES.